                               FOURTH AMENDMENT TO
                              AMENDED AND RESTATED
                           GOLD CONSIGNMENT AGREEMENT
                           DATED AS OF MARCH 30, 2001
                           --------------------------

         THIS FOURTH AMENDMENT is made as of the 6th day of July, 2003, among SOVEREIGN BANK (formerly known as Rhode Island Hospital Trust National Bank), a Federal Savings Bank with an office at 15 Westminster Street, Providence, Rhode Island 02903, as agent ("Agent") and as a bank ("Sovereign" and together with the other lending institutions from time to time collectively, the "Institutions"), SOVEREIGN PRECIOUS METALS, LLC, a Pennsylvania limited liability company ("LLC"), FINLAY FINE JEWELRY CORPORATION, a Delaware corporation ("Finlay") and EFINLAY, INC. a Delaware corporation ("eFinlay").

                                WITNESSETH THAT:
                                ----------------

         WHEREAS, Sovereign, Finlay and eFinlay are parties to a certain Amended and Restated Gold Consignment Agreement dated as of March 30, 2001, as amended by a First Amendment to Amended and Restated Gold Consignment Agreement dated as of December 31, 2001, as further amended by a Second Amendment to Amended and Restated Gold Consignment Agreement dated as of September 30, 2002 and as further amended by a Third Amendment to Amended and Restated Gold Consignment Agreement dated as of April 4, 2003 (as amended, the "Consignment Agreement"), relating to the consignment by the Institutions to Finlay;

         WHEREAS, the parties desire to further amend and modify the Consignment Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Section 8.2.4 of the Consignment Agreement is hereby amended by deleting Section 8.2.4(C) (3) in its entirety and replacing it with the following:

                  "(3) Finlay may declare or pay dividends to the Parent
            commencing on the date hereof until September 29, 2004 in an aggregate amount not to exceed $24,000,000 in order to enable the Parent to repurchase up to $24,000,000 of its own common stock in either open market transactions or privately negotiated transactions (which may be with affiliates of the Parent and Consignees) so long as, at the time of the consummation of any such transaction, no Default or Event of Default has occurred and is continuing, the purchase price for any such common stock does not exceed fair market value thereof as of the date of purchase, and such transaction otherwise complies with the requirements of the Agreement, including, without limitation, Section 8.2.4(C)(iii) of the Agreement (as modified through the date hereof);"

         2. Section 8.2.4 of the Consignment Agreement is hereby further amended by adding a new subsection (4) as follows:

                  "(4) Finlay may pay dividends to the Parent for the payment of cash dividends by the Parent of up to $5,000,000 plus 25% of net income (without giving effect to extraordinary gains or losses or gains or losses resulting from the repurchase, acquisition or redemption of Senior Debentures and Senior Notes) of Finlay and its subsidiaries after January 31, 2003 provided, that the Parent shall give the Agent quarterly notice, in arrears, of cash dividends made by it pursuant to this subsection (4), specifying the amount of aggregate cash dividends and the source from which Finlay obtained the funds to be used to effectuate such cash dividends."

         3. Section 8.2.5(iii) of the Consignment Agreement is hereby amended by deleting the word "or" before subsection (J) and adding a new subsection (K) to subsection (iii) as follows:

                  "or (K) the sale, transfer and assignment by Finlay to eFinlay of inventory as required for eFinlay to sell such inventory to fulfill purchases consummated in the normal course of business through websites."

         4. Section 8.2.6(ii) of the Consignment Agreement is hereby amended by adding the following additional proviso immediately following the existing proviso as follows:

                  "and provided, further that Finlay may sell, transfer and
            assign to eFinlay inventory as required for eFinlay to sell such inventory to fulfill purchases consummated in the normal course of business through websites;"

         5. Finlay and eFinlay each hereby grant and reconfirm the security interest granted to Agent pursuant to the Security Agreement.

         6. The effectiveness of the transactions described herein shall be subject to (i) delivery to LLC of this Fourth Amendment and (ii) payment of all outstanding legal fees due and owing to counsel to Sovereign and LLC.

         7. Each of Finlay and eFinlay and the Agent hereby agree that, except as expressly provided herein, the terms and provisions of the Consignment Agreement remain unchanged and the Consignment Agreement remains in full force and effect in accordance with its terms. The term "Agreement" as used in the Consignment Agreement and all references to the Consignment Agreement in any other documents or agreements among any of the parties hereto which relate to either Finlay or eFinlay shall refer, from and after the date hereof, to the Consignment Agreement as amended and supplemented by this Fourth Amendment.

         8. Each of Finlay and eFinlay hereby ratifies and reaffirms that (i) the representations and warranties contained in the Consignment Agreement, as amended by the terms hereof, are true and correct as of the date hereof, except that references to financial statements shall refer to the latest financial statements furnished pursuant to the Consignment Agreement and (ii) no Event of Default (as defined in the Consignment Agreement) nor any event which with notice or the lapse of time, or both, would constitute an Event of Default exists as of the date hereof.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Fourth Amendment to be executed in several counterparts, each of which shall be deemed to be an original as of the day and year first above written.


                                        SOVEREIGN BANK, as Agent and a Lender

                                        By /s/ Elizabeth Sousa
                                           -----------------------------------
                                               Title Vice President
                                                     -------------------------

                                        SOVEREIGN PRECIOUS METALS, LLC, as
                                        Agent and a Lender

                                        By /s/ Elizabeth Sousa
                                           -----------------------------------
                                               Title Vice President
                                                     -------------------------

                                        COMMERZBANK INTERNATIONAL S.A.

                                        By /s/ Jerem East
                                           -----------------------------------
                                               Title Vice President
                                                     -------------------------

                                        By /s/ Manfred Jahns
                                           -----------------------------------
                                               Title Vice President
                                                     -------------------------

                                        FINLAY FINE JEWELRY CORPORATION

                                        By /s/ Bruce Zurlnick
                                           -----------------------------------
                                               Title Sr. VP & CFO
                                                     -------------------------

                                        EFINLAY, INC.

                                        By /s/ Bruce Zurlnick
                                           -----------------------------------
                                               Title Sr. VP & CFO
                                                     -------------------------




                                      -3-